UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 23, 2011

Shutterfly, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33031	99-3330068
(Commission File Number)	(IRS Employer Identification No.)

2800 Bridge Parkway, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 610-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Shutterfly, Inc. is furnishing this Amendment on Form 8-K/A to its Current Report on Form 8-K furnished on December 23, 2011 solely to include the signature page which was inadvertently omitted in the Form 8-K.  The information previously reported in the Form 8-K is hereby incorporated by reference into this Amendment.  Except for the inclusion of the omitted signature page, all other information included in the original filing is unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUTTERFLY, INC.

By:	/s/Mark J. Rubash
Mark J. Rubash
Senior Vice President and Chief Financial Officer

Date: December 27, 2011